UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report

(Date of earliest event reported):

March 10, 2011

WORLD OMNI AUTO RECEIVABLES TRUST 2011-A

(Issuing Entity with respect to Securities)

WORLD OMNI FINANCIAL CORP.

(Sponsor with respect to Securities)

WORLD OMNI AUTO RECEIVABLES LLC

(Depositor with respect to Securities)

Delaware

(State or other jurisdiction of incorporation or organization)

333-159392-02

(Commission File Number)

52-2184798

(Depositor’s I.R.S. Employer Identification No.)

6189

(Primary Standard Industrial Classification Code Number)

190 Jim Moran Blvd.

Deerfield Beach, FL 33442

(Address of principal executive offices of depositor, including Zip Code)

Depositor’s telephone number, including area code: (954) 429-2200

Former name or former address, if changed since last report: Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the depositor under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On March 10, 2011, World Omni Auto Receivables LLC, a Delaware limited liability company (the “Depositor”), entered into an amended and restated trust agreement, a copy of which is filed as an exhibit hereto, with U.S. Bank Trust National Association, as owner trustee, relating to World Omni Auto Receivables Trust 2011-A (the “Issuing Entity”), a Delaware statutory trust created on December 16, 2010. On March 10, 2011, World Omni Financial Corp. and the Depositor entered into a Receivables Purchase Agreement, a copy of which is filed as an exhibit hereto, pursuant to which specified motor vehicle retail installment sale contracts and related property were sold by World Omni Financial Corp. to the Depositor. On March 10, 2011, the Issuing Entity, the Depositor and World Omni Financial Corp., as servicer (the “Servicer”), entered into a Sale and Servicing Agreement (the “Sale and Servicing Agreement”), a copy of which is filed as an exhibit hereto, pursuant to which motor vehicle retail installment sale contracts and related property were transferred by the Depositor to the Issuing Entity. On March 10, 2011, the Issuing Entity issued to the Depositor the asset-backed notes, Series 2011-A, Class A-1, Class A-2, Class A-3 and Class A-4 Notes (the “Class A Notes”), Class B Notes (the “Class B Notes”) and Class C Notes (the “Class C Notes” and, together with the Class A Notes and the Class B Notes, the “Notes”), having an aggregate original principal amount of $798,728,000, pursuant to an Indenture (the “Indenture”), dated as of March 10, 2011, between the Issuing Entity and Deutsche Bank Trust Company Americas, as indenture trustee, a copy of which is filed as an exhibit hereto. The Notes were sold by the Depositor to Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities LLC, Wells Fargo Securities, LLC, Barclays Capital Inc., Deutsche Bank Securities Inc. and Mitsubishi UFJ Securities (USA), Inc., as underwriters, pursuant to an Underwriting Agreement, dated as of March 2, 2011, by and among the Depositor, the Servicer, and Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities LLC and Wells Fargo Securities, LLC, as representatives of the underwriters, a copy of which is filed as an exhibit hereto, and those notes were then sold by the underwriters to the public.

Interest on the Notes will be distributed on each Payment Date (as defined in the Indenture). Monthly distributions in reduction of the principal amount of the Notes will be allocated to the Notes in accordance with the priorities set forth in the Indenture and the Sale and Servicing Agreement.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

Exhibit 1.1	Underwriting Agreement, dated as of March 2, 2011, by and among World Omni Financial Corp., World Omni Auto Receivables LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities LLC and Wells Fargo Securities, LLC, as representatives of the underwriters named therein.

Exhibit 4.1	Sale and Servicing Agreement, dated as of March 10, 2011, by and among World Omni Financial Corp., as servicer, World Omni Auto Receivables LLC, as depositor, and World Omni Auto Receivables Trust 2011-A, as issuing entity.

Exhibit 4.2	Indenture, dated as of March 10, 2011, by and between World Omni Auto Receivables Trust 2011-A, as issuing entity, and Deutsche Bank Trust Company Americas., as indenture trustee.

Exhibit 4.3	Trust Agreement, dated as of March 10, 2011, by and between World Omni Auto Receivables LLC, as depositor, and U.S. Bank Trust National Association, as owner trustee.

Exhibit 99.1	Receivables Purchase Agreement, dated as of March 10, 2011, by and between World Omni Financial Corp. and World Omni Auto Receivables LLC.

Exhibit 99.2	Administration Agreement, dated as of March 10, 2011, by and among World Omni Financial Corp., as administrator, World Omni Auto Receivables LLC, as depositor, World Omni Auto Receivables Trust 2011-A, as issuing entity, and Deutsche Bank Trust Company Americas, as indenture trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the depositor has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORLD OMNI AUTO RECEIVABLES LLC (Depositor)

Dated: March 10, 2011	By:	/s/ Ben Miller
Name: Ben Miller
Its: Assistant Treasurer

INDEX OF EXHIBITS

Exhibit No.	Description

Exhibit 1.1	Underwriting Agreement, dated as of March 2, 2011, by and among World Omni Financial Corp., World Omni Auto Receivables LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities LLC and Wells Fargo Securities, LLC, as representatives of the underwriters named therein.

Exhibit 4.1	Sale and Servicing Agreement, dated as of March 10, 2011, by and among World Omni Financial Corp., as servicer, World Omni Auto Receivables LLC, as depositor, and World Omni Auto Receivables Trust 2011-A, as issuing entity.

Exhibit 4.2	Indenture, dated as of March 10, 2011, by and between World Omni Auto Receivables Trust 2011-A, as issuing entity, and Deutsche Bank Trust Company Americas., as indenture trustee.

Exhibit 4.3	Trust Agreement, dated as of March 10, 2011, by and between World Omni Auto Receivables LLC, as depositor, and U.S. Bank Trust National Association, as owner trustee.

Exhibit 99.1	Receivables Purchase Agreement, dated as of March 10, 2011, by and between World Omni Financial Corp. and World Omni Auto Receivables LLC.

Exhibit 99.2	Administration Agreement, dated as of March 10, 2011, by and among World Omni Financial Corp., as administrator, World Omni Auto Receivables LLC, as depositor, World Omni Auto Receivables Trust 2011-A, as issuing entity, and Deutsche Bank Trust Company Americas, as indenture trustee.

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